WAIVER AND FIFTH AMENDMENT

                                       to

                     $250,000,000 REVOLVING CREDIT FACILITY

                                CREDIT AGREEMENT

                                  by and among

                 CHURCHILL DOWNS INCORPORATED, as the Borrower,

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent,

                                       and

                  CIBC OPPENHEIMER CORP., As Syndication Agent.

                                       and

                BANK ONE, KENTUCKY, N.A., As Documentation Agent



                            Dated as of June 19, 2000

        THIS WAIVER AND FIFTH AMENDMENT TO $250,000,000 REVOLVING CREDIT FACILITY CREDIT AGREEMENT (the "Fifth Amendment") dated as of June 19, 2000, by and among CHURCHILL DOWNS INCORPORATED, as the Borrower (the "Borrower"), the GUARANTORS party to the Credit Agreement (as hereinafter defined), the BANKS party to the Credit Agreement (as hereinafter defined) and PNC BANK, NATIONAL ASSOCIATION, as the Agent (the "Agent"), and CIBC OPPENHEIMER CORP., As Syndication Agent. and BANK ONE, KENTUCKY, N.A., As Documentation Agent.

        WHEREAS, reference is made to the Credit Agreement dated April 23, 1999 as amended prior to the date hereof (the "Credit Agreement") described above;

        WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement;

        WHEREAS, the Borrower has entered into that certain Agreement and Plan Merger (the "Arlington Acquisition Agreement"), dated as of June 23, 2000, between Duchossois Industries, Inc. ("Duchossois"), the Borrower and Arlington International Racecourse, Inc., Arlington Management Services, Inc., Turf Club of Illinois, Inc., and three Borrower wholly owned acquisition Subsidiaries, , pursuant to which three Subsidiaries of the Borrower shall merge into the following three Subsidiaries of Duchossois:

        Arlington   International  Racecourse,  Inc. ("AIRI"),  an   Illinois
        corporation
        Arlington Management Services, Inc. ("AMSI") , an Illinois corporation Turf Club of Illinois, Inc. ("Turf Club") , an Illinois corporation

On the effective date of the above-referenced mergers (the "Acquisition Closing Date"), the Borrower shall receive, by virtue of the mergers, stock of AIRI, AMSI and Turf Club (collectively, together with the Subsidiaries of AIRI, AMSI and Turf Club, the "Arlington Companies to be Acquired") and the Borrower shall issue to Duchossois, by virtue of the mergers, 3,150,000 shares of its stock on the Acquisition Closing Date and up to 1,250,000 additional shares of such stock after the Acquisition Closing Date (collectively, the acquisition of the Arlington Companies to be Acquired, by the Borrower pursuant to the Arlington Acquisition Agreement shall be referred to as the "Arlington Park Acquisition"), as more fully set forth in the Arlington Acquisition Agreement;

        WHEREAS, the Arlington Companies to be Acquired own the Arlington Park racetrack located in Arlington Heights, Illinois ("Arlington Park Facility") and two-off track betting facilities (the "Arlington Owned OTB Facilities"), and lease two-off track betting facilities (collectively all leased facilities shall be referred to as the "Arlington Leased Facilities") as more fully described in the Arlington Acquisition Agreement and subject to the exceptions described therein;

        WHEREAS, Section 7.2.5 of the Credit Agreement further provides in part that the Loan Parties shall elect to treat each Person in which they acquire ownership interests in connection with a Permitted Acquisition either as a Loan Party or as an Excluded Entity. The Loan Parties desire to elect to treat each of the Arlington Companies to be Acquired as a Loan Party (and not as an Excluded Entity) on and after the Acquisition Closing Date;

        WHEREAS, Section 7.2.5 of the Credit Agreement further provides in part that the Loan Parties may not become a party to any merger or consolidation unless they satisfy certain conditions which include delivering an Acquisition Compliance Certificate evidencing that the Loan Parties shall be in compliance with the financial covenants contained in Sections 7.2.1, 7.2.4 or 7.2.17 through 7.2.21 after making such acquisition;

        WHEREAS, Section 7.2.17 (Maximum Total Leverage Ratio), 7.2.18 (Maximum Senior Leverage Ratio) and Section 7.2.21 (Minimum Fixed Charge Coverage Ratio) each provide in part as follows: "For purposes of this covenant, EBITDA shall include the rolling four quarter results of any entity being acquired by the Loan Parties if such entity will become a Loan Party hereunder;" and

        WHEREAS, the Loan Parties request that the Banks waive the requirement that the Loan Parties shall include the results of the Arlington Companies to be Acquired for periods prior to the Acquisition Closing Date in their rolling four quarter computations of EBITDA for purposes of Section 7.2.17 (Maximum Total Leverage Ratio), Section 7.2.18 (Maximum Senior Leverage Ratio) and Section
7.2.21 (Minimum Fixed Charge Coverage Ratio) so that the computations of EBITDA for purposes of the covenants contained in such Sections shall include, for periods prior to the Acquisition Closing Date, the EBITDA of the Loan Parties but shall not include the EBITDA of the Arlington Companies to be Acquired.

        NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

        1.     Waiver and Amendment Under Credit Agreement.

        Subject to the conditions contained in this Fifth Amendment, the Banks hereby waive the requirement that the Loan Parties shall include the results of the Arlington Companies to be Acquired for periods prior to the Acquisition Closing Date in their rolling four quarter computations of EBITDA performed after the Acquisition Closing Date for purposes of Section 7.2.17 (Maximum Total Leverage Ratio), Section 7.2.18 (Maximum Senior Leverage Ratio) and Section
7.2.21 (Minimum Fixed Charge Coverage Ratio) of the Credit Agreement. The computations of EBITDA performed after the Acquisition Closing Date for purposes of such Sections shall include, (i) for periods prior to the Acquisition Closing Date, the EBITDA of the Loan Parties but not the EBITDA of the Arlington Companies to be Acquired, and (ii) for periods after the Acquisition Closing Date, the EBITDA of the Loan Parties including the Arlington Companies to be Acquired.

        2.     Warranties

               The Loan Parties, jointly and severally, represent and warrant as follows:

               A.     Recitals.
               ---------------

                      The recitals hereto are true and correct in all material respects.

               B.     Incorporation into Credit Agreement.

                      The representations and warranties in this Section 2 are incorporated in Section 5 of the Credit Agreement and any breach of such representations or warranties is a breach under Section 5 of the Credit Agreement.

               C.     Other Warranties Under the Credit Agreement

                      The other representations and warranties of Loan Parties contained in the Credit Agreement, after giving effect to the amendments thereto on the date hereof, are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement.

        3.     Conditions to Effectiveness.

               This Fifth Amendment shall become effective provided that each of the following conditions is satisfied as of the date set forth in such condition:

               A.     Representations and Warranties.
               -------------------------------------

                      Each of the Borrower's representations and warranties under Section 2 hereof shall be true and correct on the Fifth Amendment Effective Date, as that term is defined herein.

               B.     Opinion of Counsel.
               -------------------------

                      On or before the Fifth Amendment Effective Date, there shall be delivered to the Agent for the benefit of each Bank written opinions of Wyatt, Tarrant & Combs (which may include reliance on applicable local counsel of the Loan Parties) and Rebecca C. Reed, counsel for the Loan Parties, in each case dated the Fifth Amendment Effective Date as to the warranties listed in
Exhibit 3(B) hereto as such warranties relate to this Fifth Amendment and the documents executed in connection herewith and the consents required for this Fifth Amendment and such other documents.

               C.     Execution by Required Banks, Agent and Loan Parties.
               ----------------------------------------------------------

                      On or before the Fifth Amendment Effective Date, this Fifth Amendment shall have been executed by the Required Banks, the Agent and the Loan Parties.

               D.     Acknowledgments Regarding Closing Conditions.
               ---------------------------------------------------

                      At least five (5) Business Days before the Acquisition Closing Date, the Loan Parties shall acknowledge and agree that they shall execute and deliver the following to the Agent for the benefit of the Banks:

                      (a)    Acquisition Compliance Certificate.
                      -----------------------------------------

                             An Acquisition Compliance Certificate in accordance
with Section 7.2.5 of the Credit Agreement which shall be computed in accordance with the terms of the Credit Agreement as amended by this Fifth Amendment and using rolling four quarters tests through and including the most recent quarter for which the applicable financial statements are available, provided that if the Acquisition Closing Date occurs (i) on or after August 15, 2000 but within the third quarter of 2000 such Certificate shall be computed using rolling four quarters test through and including June 30, 2000, and (ii) in any quarter (the "Acquisition Closing Quarter") ending after September 30, 2000 , such Compliance Certificate shall be computed using rolling four quarters test (A) through and including the last day of the immediately preceding fiscal quarter if the Acquisition Closing Date occurs more than 45 days after the commencement of the Acquisition Closing Quarter, and (B) through and including the last day of the second preceding fiscal quarter if the Acquisition Closing Date occurs within the first 45 days of the Acquisition Closing Quarter.

                      (b)    Financial Statement Deliveries.
                      -------------------------------------

                      The (1) audited financial statements of the Arlington Companies to be Acquired for the fiscal year ended December 31, 1999, (2) unaudited financial statements of the Borrower through and including the date on which the rolling four quarters test is to be measured as provided in Section 3(D)((a)) of this Fifth Amendment, (3) projections for the Borrower on a consolidated basis for the period ending December 31, 2001, and (4) the projected financial covenant ratios titled "Compliance Ratio Worksheet."

                      (c) Opinion of Counsel.
                      ----------------------

                             A written  opinion  of  Wyatt,  Tarrant & Combs and
Skadden, Arps, Slate, Meagher, & Flom (Illinois) and any other applicable local counsel for the Loan Parties, dated as of the Acquisition Closing Date addressing the representations and warranties covered in the opinions delivered on the Closing Date of the Credit Agreement as such representations and warranties relate to the Guarantor Joinders, other Loan Documents and other documents to be delivered in connection with the Arlington Park Acquisition (except that the opinion on capitalization may provide that it is based in part on a certificate of an officer of the Arlington Companies to be Acquired).

                      (d)    Other Documents.
                      ----------------------

                             Each of the  other  documents  required  under  the
Credit Agreement in connection with the Arlington Park Acquisition, including Guarantor Joinders by any new Subsidiaries which shall become Loan Parties, a Mortgage on the Arlington Park Facility, at the request of the Agent, Mortgages on the Arlington Owned OTB Facilities and Borrower shall use its best efforts to grant a leasehold mortgage in a form acceptable to the Agent (a "Leasehold Mortgage") and an appropriate landlord waiver and estoppel on the Arlington Leased Facility located in Chicago, Illinois and related title insurance policies and surveys (except with respect to the Arlington Owned OTB Facilities, the Borrower shall use its best efforts to deliver satisfactory title insurance policies and surveys) and environmental reports (except with respect to the Arlington Owned OTB Facilities, the Borrower shall use its best efforts to deliver satisfactory environmental reports), the consents of the following Persons as may be required for the consummation of the transactions pursuant to the Arlington Acquisition Agreement and the grant of Liens to the Agent for the benefit of the Banks in the assets to be acquired in connection therewith, and the pledges to the Agent of the stock of the Arlington Companies to be Acquired: (i) the Illinois Racing Board (ii) the applicable state regulatory authorities in each of the other states in which the Loan Parties conduct racing businesses to the extent determined to be necessary, (iii) the shareholders of the Borrower and
(iv) any other Persons from whom consent for such transactions may be required.

               E.     Arlington Park Acquisition.
               ---------------------------------

                      The Loan Parties shall consummate the Arlington Park Acquisition pursuant to the Arlington Acquisition Agreement on or before December 31, 2000.

        4.     References to Credit Agreement, Loan Documents.

               Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

        5.     Force and Effect.

               The Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Fifth Amendment and Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

        6.     Governing Law.

               This Fifth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Kentucky and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without regard to its conflict of laws principles.

        7.     Counterparts; Effective Date.

               This Fifth Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Fifth Amendment shall become effective when it has been executed by the Agent, the Loan Parties and the Required Banks and each of the other conditions set forth in Section 3 of this Fifth Amendment has been satisfied (the "Fifth Amendment Effective Date").

                           [SIGNATURE PAGES TO FOLLOW]

                    [SIGNATURE PAGE 1 OF 4 TO WAIVER AND FIFTH AMENDMENT]




        IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fifth Amendment as of the day and year above written.

                                    BORROWER:

                          CHURCHILL DOWNS INCORPORATED

                                   By:
                                     ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   GUARANTORS:

                                   CHURCHILL DOWNS MANAGEMENT COMPANY



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CHURCHILL DOWNS INVESTMENT COMPANY



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   RACING CORPORATION OF AMERICA



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   ELLIS PARK RACE COURSE, INC.



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

              [SIGNATURE PAGE 2 OF 4 TO WAIVER AND FIFTH AMENDMENT]



                                   CALDER RACE COURSE, INC.



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   TROPICAL PARK, INC.



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CHURCHILL DOWNS CALIFORNIA COMPANY



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------



                                   CHURCHILL DOWNS CALIFORNIA FALL OPERATING
                                   COMPANY



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------



                                   CHURCHILL DOWNS CALIFORNIA FOOD SERVICES
                                   COMPANY





                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

              [SIGNATURE PAGE 3 OF 4 TO WAIVER AND FIFTH AMENDMENT]



                                   BANKS AND AGENT

                                   PNC BANK, NATIONAL ASSOCIATION, individually and as Agent



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BANK ONE, KENTUCKY, NA



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CIBC INC.



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   COMERICA BANK



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   FIFTH THIRD BANK



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

              [SIGNATURE PAGE 4 OF 4 TO WAIVER AND FIFTH AMENDMENT]



                                   NATIONAL CITY BANK OF KENTUCKY



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   FIRSTAR BANK, N.A.



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BANK OF LOUISVILLE



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------



                                   FIFTH THIRD BANK INDIANA



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   WELLS FARGO BANK



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                                         EXHIBIT 3(B)

                                      OPINION OF COUNSEL

               The opinion of Rebecca Reed shall confirm that the recitals hereto are true and correct in all material respects and that the other matters contained in the warranty in Section 2(B) hereto are true and the opinion of Wyatt, Tarrant & Combs shall confirm that the following representations and warranties in the Credit Agreement are true and correct as such warranties relate to this Fifth Amendment and the Credit Agreement as amended by this Fifth Amendment.


Credit Agreement Section
                                             Warranty

         5.1.1                      Organization and Qualification
         5.1.2                      Capitalization and Ownership

         5.1.4                      Power and Authority
         5.1.5                      Validity and Binding Effect
         5.1.6                      No Conflict
        5.1.12                      Consents and Approvals